Rule 497(e)
                                                          Reg. No. 33-45437
                                                          File No. 811-6549

                          AMERICA'S UTILITY FUND, INC.

                             Prospectus Supplement

                      to the Prospectus dated May 1, 1997

        Mentor Distributors, LLC ("Mentor Distributors") is the distributor of the Fund's shares. Mentor Distributors' address is 901 East Byrd Street, Richmond, Virginia 23219. Its telephone number is 1-800-869-6042. Mentor Investment Group, LLC serves as the Fund's shareholder servicing agent. America's Utility Fund Service Company no longer acts as the Fund's sub-transfer and dividend agent or provides shareholder services.

        All purchase payments, including installment purchase payments, and all redemption requests should be sent to the Fund c/o Boston Financial Data Services, Inc., P.O. Box 8507, Boston, Massachusetts 02266-8507.

        The description of the redemption procedures on page 10 of the Prospectus is amended to provide that shareholders of the Fund may use the Fund's Telephone Redemption Privilege to redeem shares from their account unless they have notified the Fund of an address change within the preceding 15 days. Unless a shareholder indicates otherwise on the account application, the Fund will be authorized to act upon redemption instructions received by telephone from a shareholder, or any person claiming to act as his or her representative, who can provide the Fund with his or her account registration and address as it appears on the Fund's records. The Fund will employ these and other reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. For more information, consult the Fund. During periods of unusual market changes you may experience delays in contacting the Fund by telephone in which case you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment dealer. The telephone redemption procedure may be modified or terminated without notice.

December 18, 1997